Exhibit 99.1

MobileIron Announces Strong Third Quarter 2018 Results

Delivers Record Revenue and Profit

19% Recurring Revenue Growth

14% Billings Growth

MOUNTAIN VIEW, Calif., October 30, 2018 -- MobileIron (NASDAQ:MOBL), the secure foundation for modern work, today announced results for its third quarter ended September 30, 2018.

Third Quarter 2018 Financial Highlights

•	Revenue was $49.3 million, up 8% year-over-year.
•	Recurring revenue was $39.7 million, up 19% year-over-year.
•	Billings were $57.2 million, up 14% year-over-year.
•	GAAP net loss per share was $0.07; non-GAAP net income per share was $0.02.
•	Cash generated in operating activities was $860 thousand.

“Our third quarter financial results demonstrate the significant progress we are making in the business.  We have increased our revenue and billings growth rate each quarter this year as our sales execution improves and our new products gain traction with customers.  Combining strong momentum in the market with continued fiscal discipline allowed us to deliver record revenue and profit in Q3 and add more than $20 million in cash and equivalents to the balance sheet over the last year,” said Simon Biddiscombe, CEO, MobileIron. “Our proven products continue to garner accolades from leading industry analyst firms and we have once again been named a Leader by IDC. Integrating our UEM platform with Threat Defense and Cloud Access has cemented our status as a preferred solution for leading global companies looking to navigate the increasingly challenging mobile security landscape.”

Financial Outlook

The company is providing the following outlook for its fourth quarter 2018 (ending December 31, 2018):

•	Revenue is expected to be between $53 million and $56 million, growth of 8% to 14% year-over-year.
•	Billings are expected to be between $64 million and $67 million, growth of 6% to 11% year-over-year.
•	Non-GAAP gross margin is expected to be approximately 85%.
•	Non-GAAP operating expenses are expected to be approximately $43 million.

Share Repurchase

The company announced a share repurchase authorization for up to $25 million.  The program will run over 2 years and be funded using the company's cash on hand and cash generated from operations.

Any repurchases would be made in the open market, in privately negotiated transactions, and may be made from time to time or in one or more larger repurchases. The program will be conducted in compliance with the Securities and Exchange Commission's Rule 10b-18 and applicable legal requirements.  The amount and timing of any repurchases made under the repurchase program will depend on a variety of factors, including available liquidity, cash flow and market conditions.

Business Highlights

Milestones and Recognition

•	Recognized as a 2018 Gartner Peer Insights Customers’ Choice for Unified Endpoint Management Tools.
•	Named a Leader in the 2018 IDC MarketScape for Unified Endpoint Management Software.
•	Awarded 2 additional US patents for mobile security, bringing MobileIron’s total number of awarded patents to 77.

Platform

•	Released new versions of MobileIron Cloud, Access, AppConnect, Docs@Work, Derived Credentials (PIV-D), Email+, Tunnel, and Web@Work.

All forward-looking non-GAAP financial measures contained in this section exclude estimates for stock-based compensation expenses. While a reconciliation of non-GAAP guidance measures to corresponding GAAP measures is not available on a forward-looking basis, the company has provided a reconciliation of GAAP to non-GAAP financial measures in the financial statement tables included in this press release for its three and nine months ended September 30, 2017 and 2018.

Conference Call and Webcast

MobileIron will report final results for the third quarter of fiscal year 2018 on Tuesday, October 30, 2018 after the close of the market and host a conference call and live webcast at 1:30 p.m. Pacific Daylight Time (4:30 p.m. EDT) to discuss the company's financial results and business highlights. Interested parties may access the call by dialing 1-855-327-6837 in the U.S. or 1-631-891-4304 from international locations. The live webcast will be available on the MobileIron Investor Relations website at http://investors.mobileiron.com. A replay will be available through the same link.

Safe Harbor Statement

This press release contains forward-looking statements that involve risks and uncertainties, including, but not limited to, statements regarding MobileIron's revenue, operating expenses, cost structure, GAAP and non-GAAP financial metrics, projected financial results, and trends in MobileIron's business and statements relating to the timing and extent of any stock repurchases. There are a significant number of factors that could cause actual results to differ materially from statements made in this press release, including, but not limited to, our limited operating history, quarterly fluctuations in our operating results, one-time expenses, including restructuring charges, seasonality, our need to develop new solutions and enhancements to compete in rapidly evolving markets, product defects, strength of intellectual property portfolio, customer adoption, competitive pressures, billings type mix shift, our ability to scale, our ability to recruit and retain key personnel, and the quality of our support services.

Additional information on potential factors that could affect MobileIron's financial results is included in our SEC filings, including our reports on Forms 10-K, 10-Q and 8-K and other filings that we make with the SEC from time to time. MobileIron does not assume any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made.

Disclosure Information

MobileIron uses the investor relations section on its website as the means of complying with its disclosure obligations under Regulation FD. Accordingly, we recommend that investors should monitor MobileIron’s investor relations website in addition to following MobileIron’s press releases, SEC filings, and public conference calls and webcasts.

Disclaimer:

Gartner does not endorse any vendor, product or service depicted in its research publications, and does not advise technology users to select only those vendors with the highest ratings or other designation. Gartner research publications consist of the opinions of Gartner's research organization and should not be construed as statements of fact. Gartner disclaims all warranties, expressed or implied, with respect to this research, including any warranties of merchantability or fitness for a particular purpose.

About MobileIron

MobileIron provides the secure foundation for modern work. For more information, please visit www.mobileiron.com.

"MobileIron" is a registered trademark of MobileIron, Inc. in the United States and other countries. Trade names, trademarks, and service marks of other companies that are used in this press release belong to their respective owners.

Financial Results

MOBILEIRON, INC.
CONSOLIDATED BALANCE SHEETS
AS OF DECEMBER 31, 2017 AND SEPTEMBER 30, 2018
(Amounts in thousands)
(Unaudited)

	December 31, 2017	September 30, 2018
Assets
Current assets:
Cash and cash equivalents (1)	$85,833	$99,191
Short-term investments (1)	6,797	3,096
Accounts receivable - net	50,629	49,851
Deferred commissions - current	9,285	7,595
Prepaid expenses and other current assets	5,510	8,264
Total current assets	158,054	167,997
Property and equipment - net	8,812	7,481
Deferred commissions - noncurrent	9,123	9,396
Goodwill	5,475	5,475
Other assets	2,976	4,622
Total assets	$184,440	$194,971

Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$1,369	$1,623
Accrued expenses	25,070	23,707
Unearned revenue - current	55,105	65,220
Customer arrangements with termination rights	19,546	16,506
Total current liabilities	101,090	107,056
Unearned revenue - noncurrent	21,917	27,754
Other long-term liabilities	1,881	1,664
Total liabilities	124,888	136,474
Stockholders’ equity:
Common stock	10	11
Additional paid-in capital	420,525	455,344
Accumulated deficit	(360,983)	(396,858)
Total stockholders’ equity	59,552	58,497

Total liabilities and stockholders' equity	$184,440	$194,971

(1) Total cash and cash equivalents and short-term investments	$92,630	$102,287

MOBILEIRON, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2017 AND 2018
(Amounts in thousands, except for per share data)
(Unaudited)
	Three Months Ended
	September 30, 2017	September 30, 2018
Revenue:
License	$16,531	$15,006
Cloud services	9,539	13,199
Software support and services	19,437	21,046
Total revenue	45,507	49,251
Cost of revenue:
License (2)	708	529
Cloud services (1)	2,318	3,331
Software support and services (1)	4,681	4,613
Restructuring expense	311	-
Total cost of revenue	8,018	8,473
Gross profit	37,489	40,778
Operating expenses:
Research and development (1)	19,581	18,465
Sales and marketing (1)	23,920	22,867
General and administrative (1)	7,210	6,806
Restructuring expense	489	-
Total operating expenses	51,200	48,138
Operating loss	(13,711)	(7,360)
Other income (expense) - net	188	181
Loss before income taxes	(13,523)	(7,179)
Income tax expense	358	319
Net loss	$(13,881)	$(7,498)
Net loss per share, basic and diluted	$(0.15)	$(0.07)
Weighted-average shares used to compute net loss per share, basic and diluted	95,024	104,032

(1) Includes stock-based compensation expense as follows:
Cost of revenue
License	$-	$-
Cloud services	225	423
Software support and services	707	800
Research and development	3,914	3,670
Sales and marketing	2,258	2,653
General and administrative	1,974	1,834
	$9,078	$9,380

(2) Includes amortization of intangible assets as follows:
Cost of revenue
Perpetual license	$137	$-
	$137	$-

MOBILEIRON, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2017 AND 2018
(Amounts in thousands, except for per share data)
(Unaudited)
	Nine Months Ended
	September 30, 2017	September 30, 2018
Revenue:
License	$45,729	$41,327
Cloud services	28,111	36,181
Software support and services	56,855	61,561
Total revenue	130,695	139,069
Cost of revenue:
License (2)	1,689	1,475
Cloud services (1)	6,512	8,624
Software support and services (1)	14,807	14,260
Restructuring charge	311	-
Total cost of revenue	23,319	24,359
Gross profit	107,376	114,710
Operating expenses:
Research and development (1)	56,440	58,072
Sales and marketing (1)	73,728	70,869
General and administrative (1)	21,238	21,080
Litigation settlement charge	1,143	-
Restructuring charge	489	-
Total operating expenses	153,038	150,021
Operating loss	(45,662)	(35,311)
Other income (expense) - net	701	479
Loss before income taxes	(44,961)	(34,832)
Income tax expense	881	1,043
Net loss	$(45,842)	$(35,875)
Net loss per share, basic and diluted	$(0.49)	$(0.35)
Weighted-average shares used to compute net loss per share, basic and diluted	92,825	101,369

(1) Includes stock-based compensation expense as follows:
Cost of revenue
License	-	-
Cloud services	575	1,061
Software support and services	2,284	2,611
Research and development	11,046	11,780
Sales and marketing	6,612	7,341
General and administrative	5,732	5,700
	$26,249	$28,493

(2) Includes amortization of intangible assets as follows:
Cost of revenue
Perpetual license	$445	$100
	$445	$100

MOBILEIRON, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2017 AND 2018
(Amounts in thousands)
(Unaudited)
	Nine Months Ended
	September 30, 2017	September 30, 2018

Cash flows from operating activities:
Net loss	$(45,842)	$(35,875)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Stock-based compensation expense	26,249	28,493
Depreciation	2,430	2,856
Amortization of intangible assets	445	100
Provision for doubtful accounts	97	80
Accretion of premium on investment securities	(36)	(47)
Loss on disposal of fixed assets	-	41
Changes in operating assets and liabilities:
Accounts receivable	(4,538)	698
Deferred commissions	435	1,417
Other current and noncurrent assets	(936)	(4,499)
Accounts payable	1,241	68
Unearned revenue	7,654	15,952
Customer arrangements with termination rights	3,074	(3,041)
Accrued expenses and other long-term liabilities	2,362	852
Net cash provided by (used in) operating activities	(7,365)	7,095

Cash flows from investing activities:
Purchase of property and equipment	(5,046)	(1,380)
Maturities of investment securities	35,415	12,800
Purchases of investment securities	(1,794)	(9,053)
Net cash provided by investing activities	28,575	2,367

Cash flows from financing activities:
Proceeds from employee stock purchase plan	3,590	3,281
Taxes paid for net settlement of equity awards	(3,149)	(3,942)
Amounts withheld for net settlement of equity awards	-	(1,352)
Proceeds from exercise of stock options	3,911	5,909
Net cash provided by financing activities	4,352	3,896

Net change in cash and cash equivalents	25,562	13,358
Cash and cash equivalents at beginning of period	54,043	85,833
Cash and cash equivalents at end of period	$79,605	$99,191

Non-GAAP Financial Measures and Reconciliations

To supplement our financial results presented on a U.S. GAAP basis, we provide investors with certain non-GAAP financial measures, including billings, non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating income (loss), non-GAAP operating margin, non-GAAP net income (loss), non-GAAP net income (loss) per share and free cash flow. These non-GAAP financial measures exclude stock-based compensation, amortization of intangible assets, a litigation settlement charge, and restructuring charges.

Stock-based compensation expenses: In our non-GAAP financial measures, we have excluded the effect of stock-based compensation expenses. We exclude stock-based compensation expense because it is non-cash in nature and excluding this expense provides meaningful supplemental information regarding our operational performance. In particular, because of varying available valuation methodologies, subjective assumptions and the variety of award types that companies can use under FASB ASC Topic 718, we believe that providing non-GAAP financial measures that exclude this expense allows investors the ability to make more meaningful comparisons between MobileIron operating results and those of other companies. Stock-based compensation expenses will recur in future periods.

Amortization of intangible assets: In our non-GAAP financial measures, we have excluded the effect of the amortization of intangible assets. Amortization of intangible assets can be significantly affected by the timing and size of our acquisitions. Beginning our second quarter ended June 30, 2018, we no longer have amortizing intangible assets.

Litigation settlement charges: In our non-GAAP financial measures, we have excluded the charge for the cost of the settlement of our shareholder litigation. While it is possible that we will have material litigation-related charges in the future, we do not expect it to be a consistently recurring expense.

Restructuring charges: In our non-GAAP financial measures, we have excluded the effect of severance and other expenses related to a reduction in our workforce. Restructuring charges may recur in the future; however, the timing and amounts are difficult to predict.

Non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating loss, non-GAAP operating margin, non-GAAP net loss, and non-GAAP net loss per share: We believe that the exclusion of stock-based compensation expense, the amortization of intangible assets, the litigation settlement charge, and restructuring charges from various non-GAAP financial metrics such as gross profit, gross margin, operating income (loss), operating margin, net income (loss), and net income (loss) per share provides useful measures for management and investors. Stock-based compensation, restructuring charges, and the amortization of intangible assets have been and can continue to be inconsistent in amount from period to period. Other than in 2017, we have not historically had a material litigation-related settlement charge. While it is possible that we will have material litigation settlement charges in the future, we do not expect it to be a consistently recurring expense. We believe the inclusion of these items makes it difficult to compare periods and understand the growth and performance of our business. In addition, we evaluate our business performance and compensate management based in part on these non-GAAP measures. There are limitations in using non-GAAP financial measures because the non-GAAP financial measures are not prepared in accordance with GAAP, may be different from non-GAAP financial measures used by our competitors and exclude expenses that may have a material impact on our reported financial results. Further, stock-based compensation expense has been and will continue to be for the foreseeable future a significant recurring expense in our business and an important part of the compensation provided to our employees.

Billings and free cash flow: Our non-GAAP financial measures also include: billings, which we define as total revenue plus the change in unearned revenue plus the change in customer arrangements in termination rights minus the change in unbilled accounts receivable in a period; and free cash flow, which we define as cash provided by (used in) operating activities less the amount of property and equipment purchased. We consider billings to be a useful metric for management and investors because subscription billings and software support and services billings drive unearned revenue and customer arrangements with termination rights, which are important indicators of future revenue. There are limitations related to the use of billings.  First, billings include amounts that have not yet been recognized as revenue. Changes in contract duration and the timing of large transactions, for example, may significantly impact quarterly billings, but have little impact on revenue. Second, our calculation of billings may be different from other companies that report similar financial measures. We compensate for these limitations by evaluating billings together with revenue calculated in accordance with GAAP, including recurring revenue. Management believes that information regarding free cash flow provides investors with an important perspective on the cash available to invest in our business and fund ongoing operations. However, our calculation of free cash flow may not be comparable to similar measures used by other companies.

We believe these non-GAAP financial measures are helpful in understanding our past financial performance and our future results. Our non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. Our management regularly uses our supplemental non-GAAP financial measures internally to understand, manage and evaluate our business, and make operating decisions. These non-GAAP measures are among the primary factors management uses in planning for and forecasting future periods. Compensation of our executives is based in part on the performance of our business using certain of these non-GAAP measures.

MOBILEIRON, INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(Amounts in thousands, except for per share data and percentages)
(Unaudited)
	Three Months Ended
	September 30, 2017	September 30, 2018

Non-GAAP gross profit reconciliation:
GAAP gross profit	$37,489	$40,778
Stock-based compensation expenses	932	1,223
Amortization of intangible assets	137	-
Restructuring charge	311	-
Non-GAAP gross profit	$38,869	$42,001

Non-GAAP gross margin reconciliation:
GAAP gross margin: GAAP gross profit over total revenue	82.4%	82.8%
GAAP to non-GAAP gross margin adjustments	3.0%	2.5%
Non-GAAP gross margin: Non-GAAP gross profit over total revenue	85.4%	85.3%

Non-GAAP operating income (loss) reconciliation:
GAAP operating loss	$(13,711)	$(7,360)
Stock-based compensation expenses	9,078	9,380
Amortization of intangible assets	137	-
Restructuring charge	800	-
Non-GAAP operating income (loss)	$(3,696)	$2,020

Non-GAAP operating margin reconciliation:
GAAP operating margin: GAAP operating loss over total revenue	(30.1)%	(14.9)%
GAAP to non-GAAP operating margin adjustments	22.0%	19.0%
Non-GAAP operating margin: Non-GAAP operating loss over total revenue	(8.1)%	4.1%

Non-GAAP net income (loss) reconciliation:
GAAP net loss	$(13,881)	$(7,498)
Stock-based compensation expenses	9,078	9,380
Amortization of intangible assets	137	-
Restructuring charge	800	-
Non-GAAP net income (loss)	$(3,866)	$1,882

MOBILEIRON, INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(Amounts in thousands, except for per share data and percentages)
(Unaudited)
	Three Months Ended
	September 30, 2017	September 30, 2018
Non-GAAP net income (loss) per share reconciliation:
GAAP net loss per share	$(0.15)	$(0.07)
Stock-based compensation expenses	0.10	0.09
Amortization of intangible assets	-	-
Restructuring charge	0.01	-
Non-GAAP net income (loss) per share	$(0.04)	$0.02

Billings reconciliation:
Total revenue	$45,507	$49,251
Total unearned revenue, end of period	68,242	92,974
Less: Total unearned revenue, beginning of period	(65,022)	(82,934)
Total customer arrangements with termination rights, end of period	17,272	16,506
Less: Total customer arrangements with termination rights, beginning of period	(15,014)	(19,512)
Total unbilled accounts receivable, end of period	(3,636)	(1,608)
Less: Total unbilled accounts receivable, beginning of period	3,008	2,521
Billings	$50,357	$57,198

Free cash flow reconciliation:
Cash provided by (used in) operating activities	$(4,249)	$860
Purchase of property and equipment	(4,124)	(615)
Free cash flow	$(8,373)	$245

MOBILEIRON, INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(Amounts in thousands, except for per share data and percentages)
(Unaudited)
	Nine Months Ended
	September 30, 2017	September 30, 2018

Non-GAAP gross profit reconciliation:
GAAP gross profit	$107,376	$114,710
Stock-based compensation expenses	2,859	3,672
Amortization of intangible assets	445	100
Restructuring charge	311	-
Non-GAAP gross profit	$110,991	$118,482

Non-GAAP gross margin reconciliation:
GAAP gross margin: GAAP gross profit over GAAP total revenue	82.2%	82.5%
GAAP to non-GAAP gross margin adjustments	2.7%	2.7%
Non-GAAP gross margin: Non-GAAP gross profit over non-GAAP total revenue	84.9%	85.2%

Non-GAAP operating loss reconciliation:
GAAP operating loss	$(45,662)	$(35,311)
Stock-based compensation expenses	26,249	28,493
Amortization of intangible assets	445	100
Litigation settlement charge	1,143	-
Restructuring charge	800	-
Non-GAAP operating loss	$(17,025)	$(6,718)

Non-GAAP operating margin reconciliation:
GAAP operating margin: GAAP operating loss over GAAP total revenue	(34.9)%	(25.4)%
GAAP to non-GAAP operating margin adjustments	21.9%	20.6%
Non-GAAP operating margin: Non-GAAP operating loss over non-GAAP total revenue	(13.0)%	(4.8)%

Non-GAAP net loss reconciliation:
GAAP net loss	$(45,842)	$(35,875)
Amortization of intangible assets	445	100
Stock-based compensation expenses	26,249	28,493
Litigation settlement charge	1,143	-
Restructuring charge	800	-
Non-GAAP net loss	$(17,205)	$(7,282)

MOBILEIRON, INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(Amounts in thousands, except for per share data and percentages)
(Unaudited)
	Nine Months Ended
	September 30, 2017	September 30, 2018
Non-GAAP net loss per share reconciliation:
GAAP net loss per share	$(0.49)	$(0.35)
Stock-based compensation expenses per share	0.28	0.28
Amortization of intangible assets	-	-
Litigation settlement charge	0.01	-
Restructuring charge	0.01	-
Non-GAAP net loss per share	$(0.19)	$(0.07)

Billings reconciliation:
Total revenue	$130,695	$139,069
Total unearned revenue, end of period	68,242	92,974
Less: Total unearned revenue, beginning of period	(60,588)	(77,022)
Total customer arrangements with termination rights, end of period	17,272	16,506
Less: Total customer arrangements with termination rights, beginning of period	(14,198)	(19,546)
Total unbilled accounts receivable, end of period	(3,636)	(1,608)
Less: Total unbilled accounts receivable, beginning of period	2,811	3,435
Billings	$140,598	$153,808

Free cash flow reconciliation:
Cash provided by (used in) operating activities	$(7,365)	$7,095
Purchase of property and equipment	(5,046)	(1,380)
Free cash flow	$(12,411)	$5,715

	MOBILEIRON, INC.
	SUPPLEMENTAL INFORMATION
	(Amounts in thousands)
	(Unaudited)

	30-Sep-17	31-Dec-17	31-Mar-18	30-Jun-18	30-Sep-18
Revenue:
United States	$21,630	$22,543	$18,767	$20,640	$21,654
International	23,877	26,520	24,922	25,489	27,597
Total revenue	$45,507	$49,063	$43,689	$46,129	$49,251

Disaggregation of Revenue:
Perpetual license	$11,393	$14,552	$8,904	$8,422	$8,669
Professional services	844	902	965	816	912
Non-recurring revenue	12,237	15,454	9,869	9,238	9,581
Upfront on-premise subscription	5,137	3,754	3,537	5,458	6,337
Ratable on-premise subscription	3,583	3,868	3,886	3,949	4,121
Cloud services	9,539	10,617	11,150	11,832	13,199
Software support on perpetual licenses	15,011	15,370	15,247	15,652	16,013
Recurring revenue	33,270	33,609	33,820	36,891	39,670
Total revenue	$45,507	$49,063	$43,689	$46,129	$49,251

Gross billings	$50,357	$60,319	$46,006	$50,604	$57,198

Non-GAAP gross profit	$38,869	$42,858	$37,194	$39,287	$42,001
Non-GAAP operating income (loss)	$(3,696)	$585	$(5,733)	$(3,005)	$2,020
Free cash flow	$(8,373)	$8,991	$8,664	$(3,194)	$245

Contact:

Erik Bylin

MobileIron

ir@mobileiron.com

650-282-7555